SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 4, 2005

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue

New York, New York 10106

(Address of Principal Executive Offices)  (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On October 4, 2005, the Company entered into an employment agreement with Harry T. Hawks, the Company’s Executive Vice President and Chief Financial Officer, for a term commencing as of January 1, 2005 and ending on December 31, 2006.  For calendar year 2005, Mr. Hawk’s employment agreement provides for an annual base salary of $515,000 and a maximum bonus of $386,250.  For calendar year 2006, the employment agreement provides for an annual base salary of $550,000 and a maximum bonus of $412,500.  Mr. Hawks has served as the Company’s Executive Vice President and Chief Financial Officer since February 2000 and as our Senior Vice President and Chief Financial Officer from August 1997 until February 2000.   A copy of Mr. Hawk’s Employment Agreement is attached as Exhibit 10.1.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           Virginia H. Randt has resigned as a member of the Company’s Board of Directors effective October 5, 2005.  However, she will continue to serve as a director of The Hearst Corporation, which is the beneficial owner of 69.3% of the Company’s common stock, and as a Trustee of the Trust established under the Will of William Randolph Hearst, which owns 100% of The Hearst Corporation.  A copy of Ms. Randt’s resignation letter is attached as Exhibit 10.2

(c)           The Company’s Board of Directors elected Lydia G. Brown to the office of Controller effective October 6, 2005.  Ms. Brown joined the Company on October 6, 2005 as its Controller and Principal Accounting Officer.  From June 2004 to the present, Ms. Brown, age 38, has served as the Corporate Controller for Cambrex Corporation.  From April 2003 to June 2004, Ms. Brown served as the Project Manager for Sarbanes-Oxley Section 404 Compliance at The New York Times Company.  From April 2001 to March 2003, Ms. Brown served as Assistant Corporate Controller of Dun & Bradstreet Corporation and from 1996 to April 2001 she served as Dun & Bradstreet’s Manager of Accounting Research and Policies. From 1989 to 1996 Ms. Brown was an Audit Manager at Price Waterhouse LLP. There are no arrangements or understandings between Ms. Brown and any other persons pursuant to which she was appointed as an officer, and there are no reportable transactions under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/s/ Jonathan C. Mintzer
Name: Jonathan C. Mintzer
Title: Vice President, Secretary and General Counsel

Date: October 6, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Employment Agreement, dated as of January 1, 2005, between the Company and Harry Hawks.
10.2	Resignation Letter from Virginia H. Randt to the Company’s Board of Directors dated October 4, 2005